Acquisitions And Divestiture (Estimated Values Of Assets Acquired And Liabilities Assumed) (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Aug. 01, 2013	Dec. 31, 2012
Acquisitions And Divestiture [Abstract]
Oil and natural gas properties, equipment and facilities	$ 643,678	$ 639,156	$ 31,497	$ 594,020
Asset retirement obligation	(9,919)	(9,513)	(1,088)	(7,665)
Net assets acquired			$ 30,409